UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT
Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant    ☒
Filed by a party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under § 240.14a–12
Wag! Group Co.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒    No fee required
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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V40248-P07031 WAG! GROUP CO. 2024 Annual Meeting of Stockholders Vote by May 21, 2024 11:59 PM ET You invested in WAG! GROUP CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held online at www.virtualshareholdermeeting.com/PET2024 on May 22, 2024 at 9:00 A.M. Pacific Time. Vote Virtually at the Meeting* May 22, 2024 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/PET2024 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. WAG! GROUP CO. 55 FRANCISCO STREET #360 SAN FRANCISCO, CA 94133

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V40249-P07031 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. To elect two Class II directors to hold office until our 2027 annual meeting of stockholders and until their respective successors are elected and qualified. For All Nominees: 01) Kimberly Blackwell 02) Melinda Chelliah 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For 3. To approve an amendment and restatement of our certificate of incorporation to permit the exculpation of officers. For NOTE: The proxies may vote in their discretion upon such other business that may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.